UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2023

Lindsay Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-13419	47-0554096
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18135 Burke Street Suite 100
Omaha, Nebraska		68022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (402) 829-6800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	LNN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 10, 2023, Lindsay Corporation (the “Company”) held its annual meeting of stockholders (the “Fiscal 2023 Annual Meeting”). A total of 9,606,797 shares of the Company’s common stock, or 87.28% of the 11,006,852 shares entitled to vote, were represented in person or by proxy at the Fiscal 2023 Annual Meeting.

The final results for each of the matters submitted to a stockholder vote at the Fiscal 2023 Annual Meeting are set forth below.

1.
The stockholders elected three directors with terms expiring at the fiscal 2026 annual meeting of stockholders, based on the following voting results:

	Votes For	Votes Withheld	Broker Non-Votes
Election of Directors
Michael N. Christodolou	8,144,447	1,018,365	443,985
Ibrahim Gokcen	8,708,302	454,510	443,985
David B. Rayburn	8,969,076	193,736	443,985

2.
The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2023, based on the following voting results:

	Votes For	Votes Against	Abstentions
Ratification of Independent Registered Public Accounting Firm	9,156,535	442,763	7,499

3.
The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non‑Votes
Advisory Vote on Executive Compensation	8,595,267	550,135	17,410	443,985

4.
The stockholders approved, on an advisory basis, one year as the frequency of the stockholder advisory vote to approve the compensation of the Company’s named executive officers, based on the following voting results:

	1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
Advisory Vote on the Frequency of Future Stockholder Advisory Votes on Executive Compensation	8,837,377	4,473	311,861	9,101	443,985

In accordance with Item 5.07(d) of Form 8-K, the Company now reports that, after considering the outcome of the foregoing majority stockholder vote in favor of holding a stockholder advisory vote every year to approve the compensation of the Company’s named executive officers, the Company’s Board of Directors has decided to continue to hold such a stockholder advisory vote every year to approve the compensation of the Company’s named executive officers. The Company shall continue to hold such vote every year until the next vote on the frequency of stockholder advisory votes on the compensation of the Company’s named executive officers, which is expected to occur at the Company’s annual meeting of stockholders in fiscal 2029.

Item 9.01 Financial Statements and Exhibits.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDSAY CORPORATION

Date:	January 13, 2023	By:	/s/ Brian L. Ketcham
Brian L. Ketcham, Senior Vice President and Chief Financial Officer